(Loss)/Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2012
(Loss)/Earnings per Share
Schedule of computation of basic and diluted earnings/(losses) per share

The following table sets forth the computation of basic and diluted earnings/(losses) per share for the years ended December 31 (in thousands):

	2012	2011	2010
Numerator:
Net (loss)/income	$(105,204)	$13,437	$(102,341)
Denominator (number of shares):
Basic and diluted weighted average ordinary shares outstanding	109,612.7	109,045.5	75,435.7